Corporate Presentation January 2023 Sana Biotechnology TM Exhibit 99.1

This presentation contains forward-looking statements about Sana Biotechnology, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including, among others, statements regarding the Company’s strategy, expectations, cash runway and future financial condition, future operations, and prospects, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results to vary materially, including, among others, the risks inherent in drug development such as those associated with the initiation, cost, timing, progress and results of the Company’s current and future research and development programs, preclinical studies, and clinical trials. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including its Quarterly Report on Form 10-Q dated November 2, 2022. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason. Cautionary Note Regarding Forward-Looking Statements  Sana Biotechnology Tm © 2020-2023 Sana Biotechnology. All right Reserved 2

Sana’s ambition is to repair or replace any cell in the body. Technologies address fundamental barriers: Hypoimmune (HIP) technology: Overcoming immune rejection of allogeneic cells Fusogen technology: In vivo delivery of genomic modification reagents in a cell-specific manner Overcoming immune rejection of allogeneic cells has potential to change cell therapy: Allogeneic CAR T cells that perform clinically like autologous CAR T cells can transform treatment of hematological malignancies Key to unlocking the potential of stem cell-derived therapies such as pancreatic islet cells for the treatment of type 1 diabetes Two opportunities in 2023 for clear clinical proof of concept: SC291: Cell persistence and clinical efficacy HIP primary islets in patients with type 1 diabetes Results will provide insights in CAR T cell and stem-cell based platforms – ability to overcome allogeneic and autoimmune cell rejection Pipeline poised to deliver multiple clinical data readouts over next several years: Hypoimmune allogeneic CAR T cells: SC291 (CD19), SC262 (CD22), SC255 (BCMA), and beyond Regenerative medicine: SC451 (type 1 diabetes) and SC379 (CNS disorders) In vivo fusogen platform: SG295 Balance sheet allows potential for multiple data readouts Engineered Cells as Medicines Sana Biotechnology Sana Biotechnology TM ©2020-2023 Sana Biotechnology. All right Reserved 3

Pipeline poised to deliver multiple clinical data readouts over next several years Sana’s platforms, technology, and programs 1IST, investigator sponsored trial. Abbreviations: ALL, acute lymphoblastic leukemia; CLL, chronic lymphocytic leukemia; HD, Huntington’s disease; IND, investigational new drug; NHL, non-Hodgkin’s lymphoma; PMD, Pelizaeus-Merzbacher Disease; SCD, sickle cell disease; SPMS, Secondary Progressive Multiple Sclerosis. Sana Biotechnology TM ©2020-2023 Sana Biotechnology. All right Reserved 4

Overcoming allogeneic immune rejection has been key limitation in transplant and cellular medicine

- ~75 years of organ and bone marrow transplants – immune rejection remains the largest problem
- Cell-based medicines face similar immune rejection challenges
- Significant immunosuppression is current standard
- Genome modification efforts to date have generally been incomplete
- Autologous therapies have limited scalability and are only available for a small number of cell types
- Red blood cell transfusions are the only example of successful, broadly available transplanted allogeneic cells
- Overcoming immune rejection of foreign cells has potential to unlock entire field of cellular medicine

Biopsy of acute rejection of a pancreas transplant



Drachenberg et al. *Am. J. Transplant*. 2008

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Sana's hypoimmune solution: Leverage insights from nature

Leverage insights from nature to create hypoimmune cells



Sana's hypoimmune approach



Blocks adaptive immune system
Blocks innate immune system
1
2
3
Disruption of MHC Class I & II expression
Overexpression of CD47
- MHC I
- MHC II
+ CD47
Healthy donor cells
Hypoimmune cells

Red blood cells

- Overexpress CD47
- Do not express MHC Class I and II



Red blood cells

Abbreviations: MHC, major histocompatibility complex; RBC, red blood cell.
Current clinical platform with multiple ongoing approaches in research phase.

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Sana’s HIP modifications offer superior protection from innate cell killing Abbreviations: HLA, human leukocyte antigen; iPSC, induced pluripotent stem cells; KI, knock-in; KO, knock-out; NK, natural killer; PD-L1, Programmed death-ligand 1. No Killing Killing Killing Killing No Killing No Killing T cell Killing HLA-I/II KO — + HLA-CKI + HLA-EKI + HLA-GKI + PD-L1KI + CD47KI HLA-I/II KO — + HLA-CKI + HLA-EKI + HLA-GKI + PD-L1KI + CD47KI [BAR CHART] Sana Biotechnology TM ©2020-2023 Sana Biotechnology. All right Reserved 7

Sana’s HIP modifications offer superior protection from innate cell killing Abbreviations: HLA, human leukocyte antigen; iPSC, induced pluripotent stem cells; KI, knock-in; KO, knock-out; NK, natural killer; PD-L1, Programmed death-ligand 1. No Killing Killing Killing Killing No Killing No Killing T cell Killing Sana's HIP modifications offer superior protection from innate cell killing T-cell killing NK Cell Killing NK cell Allogeneic human iPSC without MHC (triggering innate immune response through "missing- self") Abbreviations: HLA, human leukocyte antigen; iPSC, induced pluripotent stem cells; KI, Knock-in; MHC, major histocompatibility complex; NK, natural Killer Sana Biotechnology TM @ 2020-2023 Sana Biotechnology. All right Reserved 9 Normalized Call Index HLA-I/II KO HLA-I/II KO

Hypoimmune cells survive in vivo when transplanted in NHP while unmodified iPSCs get rejected Abbreviations: NHP, non-human primate; Txp, transplant; WT, wild type. A B NHP unmodified iPSCs (WT) & NHP hypoimmune iPSCs (HIP) were transplanted into eight allogeneic NHP recipients [BAR CHART] Sana Biotechnology TM ©2020-2023 Sana Biotechnology. All right Reserved 9

Survival of allogeneic hypoimmune pancreatic islet cells for 10+ months without immunosuppression Study design: NHP primary islet cells isolated and HIP-edited Cells injected intramuscularly into a healthy, allogeneic NHP without immunosuppression WT HIP Survival HIP results (follow up shown: 10 months). Study ongoing.D0 12 wks 28 wks 40 wks WT results (no survival after 1 wk) D0 1wk n=1 HIP primary islet cells; n=1 WT primary islet cells.[BAR_CHART] Sana Biotechnology TM © 2020-2023 Sana Biotechnology. All rights reserved. 10

Survival and immune evasion after transplant for different cell types in multiple NHP studies Abbreviations: RPE, retinal pigment epithelium. HIP primary islets HIP iPSC-derived RPE HIP iPSC-derived cardiomyocytes HIP iPSC Sana Biotechnology TM © 2020-2023 Sana Biotechnology. All rights reserved. 11

Hematologic cancers continue to have a high unmet need

High mortality in lymphoma and myeloma in the US and EU5


~250,000 annual incidence[1,2]
~4,000 patients treated with CAR T in 2021[3]
An estimated ~30 to 40% of patients treated with CAR T will experience durable complete responses[4]
Over 100,000 deaths annually[1,2]

[1]Avezbakiyev et al. *Blood*. 2022
[2]Durie et al. *The Oncologist*. 2020
[3]Clarivate DRG NHL Market Forecast Nov 2021
[4]Scivida 2022 NHL Factbook
Abbreviations: EU5, France, Germany, Italy, Spain, UK

Challenges

- Autologous CAR T cell scalability
- Many patients fail CAR T treatment
- Allogeneic CAR T cells immune rejection limits persistence and efficacy

Opportunity

- Known targets
- Known efficacy and safety bar

Sana's HIP CAR T platform can address challenges and exploit opportunities

© 2020-2023 Sana Biotechnology. All rights reserved.

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Sana's HIP platform can create a regenerative pipeline for allogeneic CAR T therapies



1
PBMCs from healthy donor
T cell selection
2
Select T cells
Genes disrupted with Cas12b nuclease
3
+ CD47
MHC I
MHC II
TCRα
Modify into HIP T cells
4
+ CD47
+ CAR
MHC I
MHC II
TCRα
Insert CAR
CD19
CD22
BCMA
GPRC5D
5
Produces 100-600 doses per run[1]
Expand and grow high-quality allogeneic CAR T cells at scale

[1]Based on current scale, assuming 50% hold back for analytical and other testing, and variability in dose in Phase 1 study.
Abbreviations: Cas12b, CRISPR associated protein 12b; GPRC5D, G protein–coupled receptor, class C, group 5, member D; PBMC, peripheral blood mononuclear cell.

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HIP CD19 CAR T cells demonstrate persistence and continued efficacy in humanized mice model


Unmodified T Cells
Unmodified CD19 CAR T Cells
HIP CD19 CAR T Cells
D0: Nalm6
D15
D27
D55
D75
D83
D87
tumor cell re-injection

- SC291 tumor control comparable at early timepoints to standard CD19 CAR T cells
- SC291 tumor control superior at later timepoints to standard CD19 CAR T cells
- SC291 controls tumors when animals are rechallenged with tumor

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Improved persistence can lead to best-in-class allogeneic CAR T platform

SC291: Sana's CD19 HIP allogeneic CAR T

- IND filed
- First clinical data in 2023



Allogeneic HIP CAR T cell
+ CD47
+ CD19 CAR
MHC I
MHC II
TCRα

Data show CAR T cell persistence correlates with long term complete response (CRs) rates[1]

CAR T Persistence		Potential Efficacy Outcome
≤ 1 month	❯❯❯	Comparable to existing Allo CAR T
2 to 3 months	❯❯❯	Best-in-class Allo CAR T
3 to 6 months	❯❯❯	Comparable to Auto CAR T
≥ 6 months	❯❯❯	Better than Auto CAR T

[1]Porter et al. *Science Translational Medicine*. 2015

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SC262: Targeting growing population of patients with inadequate response to CD19 therapy

CD19 CAR T relapsed patients represent large and growing unmet need[1]


~12K
~12K
100%
~65%
~35%
Estimated ~12,000 B cell malignancy patients treated with CD19 CAR T by 2027[2]
Potential of ~7,800 CAR T failures annually by 2027[2]; median survival of ~5 months post-CD19 CAR T therapy-failure[3]
Estimated ~4,200 CAR T patients with durable complete responses[4]

SC262 utilizes a clinically-validated CD22 CAR


Allogeneic HIP CAR T cell
+ CD47
+ CD22 CAR
MHC I
MHC II
TCRα

[1]US, EU5, and Japan.
[2]Clarivate DRG NHL Market Forecast Nov 2021; 2027 Forecast is 2L+ LBCL patients.
[3]Di Blasi et al. *Blood*.2022; DESCAR-T registry.

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2021 ASH Miklos/Stanford SC262 Goals: File IND this year; clinical data in 2024 N=24 SC262: Licensed CD22 CAR produced strong clinical data in CD19 failures when part of autologous CAR T N=16 N=21 >50% 6-month CR rate in CD19 CAR failure DLBCL patients High rate of CRs in CD19 failure ALL patients ~80% patients with prior CD19 therapy 2022 ASH Miklos/Stanford 2018 Nature Med Fry, et al. CR CR Expand our allo T platform to CD22 with Sana’s SC262 candidate Allogeneic HIP CAR T cell [BAR_CHART] [BAR_CHART] Sana Biotechnology TM © 2020-2023 Sana Biotechnology. All right reserved. 17

SC255: Licensed BCMA CAR produced strong clinical data in myeloma when part of autologous CAR T 4 3 ORR: 98% 5 ORR: 95% ORR: 75% Total N=100 SC255 Goal: File IND as early as 2024 Prior CAR T n=12 No prior CAR T n=88 1 ~80% patients MRD negative at 12 months ~75% patients in CR/sCR with median follow-up ~1 year 2022 ASH Nanjing IASO Expand our allo T platform to BCMA with Sana’s SC255 candidate High response rate in multiple myeloma with 95% of patients MRD negative Allogeneic HIP CAR T cell Abbreviations: CR, complete response; ORR, objective response rate; PR, partial response; sCR, stringent complete response; VGPR, very good partial response. [BAR_CHART] Sana Biotechnology TM © 2020-2023 Sana Biotechnology. All right reserved. 18

Goal is to build a best-in-class CAR T portfolio to treat patients with a range of cancers and beyond

Known

- ☑ Validated targets
- ☑ Validated CAR constructs
- ☑ >100,000 potential cancer patients worldwide[1,2]
- ☑ HIP platform understood in preclinical models

Future State

- ☐ Potential for SLE and other autoimmune disorders
- ☐ Solid Tumors
- ☐ HIP platform understood in humans



Unlocked by HIP validation
New Targets
Value
CD19
CD22
BCMA
GPRC5D
Autoimmune
Solid Tumors
Hematologic Malignancies
Time

Unlocking the potential of our allogeneic CAR T franchise across multiple patient populations

[1]Avezbakiyev et al. *Blood*. 2022
[2]Durie et al. *The Oncologist*. 2020
Abbreviations: SLE, systemic lupus erythematosus.

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Disease caused by autoimmune destruction of insulin-producing beta cells in the pancreas; results in inability to control blood glucose Type 1 diabetes is a large unmet need with 1.6M patients in the U.S. and 2.4M in Europe2 Long-term complications: end-organ damage, including heart attack, stroke, blindness, and kidney failure SC451 goal is euglycemia without exogenous insulin or immunosuppression Type 1 diabetes represents a large unmet need with a loss of ~15 years of life1 1Rawshani et al. Lancet. 2018 2Centers for Disease Control and Prevention, Diabetes Report, 2017-2018. Sana Biotechnology TM © 2020-2023 Sana Biotechnology. All right reserved. 20

Sana’s solution: Hypoimmune islet cells for type 1 diabetes (SC451) PSCs can provide scale and product consistency HIP has potential to eliminate immunosuppression, protecting against both allogeneic and autoimmune rejection Islet cell transplantation has been shown to work in type 1 diabetes Islet cell transplants result in insulin independence in type 1 diabetics Phase 3 trial of primary islets showed 52% & 42% of patients become insulin independent at 1 & 2 years, respectively Utilization limited by need for lifelong immunosuppression Hering et al, Diabetes Care. 2016. N= 48 adults; demonstrated efficacy of islet transplant with 87.5%/71% achieving primary endpoint (HbA1c <7% and no serious hypoglycemia) at 1 and 2 years. [BAR_CHART] HIP islet cell Sana Biotechnology TM © 2020-2023 Sana Biotechnology. All right reserved. 21

D0 D3 D7 D5 D9 No glucose control Patient T cells eliminate islet cells due to autoimmunity Sana’s immunology, gene modification, & stem cell capabilities create proprietary type 1 diabetes model Abbreviations: T1DM, type 1 diabetes mellitus. Patient with T1DM PBMCs Autologous iPSC-derived islet cells Humanized T1DM mice Auto iPSCs HIP autologous iPSC-derived islet cells Unmodified patient stem cell-derived islet cells do not survive Type 1 diabetic PBMCs used to generate stem cell-derived islet cells and to humanize immune system in mice [BAR_CHART] [BAR_CHART] [BAR_CHART] Sana Biotechnology Tm© 2020-2023 Sana Biotechnology All rights reserved 22

HIP iPSC-derived pancreatic islet cells from T1DM patient evade autoimmune killing and control glucose Abbreviations: BLI, bioluminescence imaging. BLI: Islet Survival Glucose Control SC451 Goal: File IND and share clinical data in 2024 C-peptide [BAR_CHART] [BAR_CHART] [BAR_CHART] [BAR_CHART] Sana Biotechnology Tm© 2020-2023 Sana Biotechnology All rights reserved 23

Investigator sponsored trial Primary human HIP islet cells transplantation in type 1 diabetes patients Goal: Cell survival with no immunosuppression Goal: Data in 2023 Insight for SC451 Path to potential clinical validation of hypoimmune islet cells in T1DM patients in 2023 Cell survival & immune evasion C-peptide Glycemic control Key Measured Outcomes [BAR_CHART] [BAR_CHART] Sana Biotechnology Tm© 2020-2023 Sana Biotechnology All rights reserved 24

Fusosome technology: Development of cell-specific in vivo delivery platform Source: CDC website 3 2 1 Sana approach: Leverage insights from nature to deliver various payloads to specific cells Fusosome [BAR_CHART] [BAR_CHART] [BAR_CHART] Sana Biotechnology Tm© 2020-2023 Sana Biotechnology All rights reserved 25

Fusogen technology has potential to eliminate conditioning chemotherapy and ex vivo manufacturing Current ex vivo approaches have limitations Fusogen platform offers potential to overcome these limitations [BAR_CHART] [BAR_CHART] Sana Biotechnology Tm© 2020-2023 Sana Biotechnology All rights reserved 26

T cell fusosome delivers CAR construct directly to T cells in vivo CAR activity Expression/recognition Amplification Target cell killing Target cell killing Specificity CD4/CD8 T cell transduction Expression Transgene integration and CAR expression Function Targeted cell killing T cell Fusosome Cancer cell CAR T cell 2 Fusosome performance Transduction specificity Transduction efficiency 1 [BAR_CHART] Sana Biotechnology Tm© 2020-2023 Sana Biotechnology All rights reserved 27

IV administration of CD19 CAR delivered by fusosome can clear B cell tumors in humanized mice comparably to ex vivo CD19 CAR T CD19 CAR delivered by fusosome: in vivo CD19 CAR T: ex vivo Saline CD19 CAR T SG295 & Activated PBMC SG295 & Non-Activated PBMC Sana Biotechnology TM © 2020-2023 Sana Biotechnology All rights reserved 28

First clinical study incorporates SG295 made with V2.0 process Significant improvements in manufacturing process may lead to a better therapy Abbreviations: TU, transduction units. Potential for: Better efficacy Greater safety Higher yields and lower cost of goods SG295 made with V2.0 process results in >50X potency improvement SG295 made with V2.0 process transduces more T cells at the same dose  SC295 Goals: File IND in 2023; clinical data in 2024 [BAR CHART] [BAR CHART] Sana Biotechnology TM © 2020-2023 Sana Biotechnology All rights reserved 29

Tumor control achieved with fusosomes targeting other cell types and alternate tumor antigens

CD4 T cell targeting fusosomes delivering CD19 CAR achieve tumor control in mice


CD4-CD19 CAR
Fusogen Dose
Control
Low
2.5e6 IU
High
1e7 IU
D-3
D1
D7
D10
D15
D17
D21

CD8 T cell targeting fusosomes delivering CD22 CAR achieve tumor control in mice


CD8-CD22 CAR
Fusogen Dose
Control
Low
1e6 IU
High
5e6 IU
D-4
D3
D6
D10
D14
D17
D21
D24
D28

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Sana aspiration: Engineered cells as medicines

Allogeneic HIP CAR T cell


+ CD47
+ CAR
MHC I
MHC II
TCRα

HIP islet cell


+ CD47
MHC I
MHC II


Modified G protein
F protein

Ex Vivo – Hypoimmune

Allogeneic CAR T Franchise
- Oncology: SC291, SC262, SC255
- Autoimmune

Stem Cell-Derived
- Type 1 Diabetes: SC451
- CNS: SC379[1]

2023

In Vivo – Fusogen

- *In vivo* CAR T: SG295
- Cell-specific *in vivo* HSC editing: SG418
- Cell-specific delivery of genomic modification material

Engineered cells into new therapeutic areas

[1]Does not incorporate hypoimmune genomic modifications

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Thank You Sana Biotechnology www.sana.com Sana Biotechnology TM